cymedix

medix.resources,inc.
Connecting the world of healthcare

Medix Resources Overview

March 2003

cymedix

What We Do

We provide healthcare connectivity technologies via the internet. Our products allow disparate systems to communicate effectively and efficiently.

Current Offerings

- ❖ Electronic Prescribing
- ❖ Lab Orders and Results

Sizing the Market Opportunity


Total Healthcare Expenditures
HEALTHCARE SPENDING IN TRILLIONS
$3.0
$2.5
$2.0
$1.5
$1.0
2000
2001
2002E
2003E
2004E
2005E
2006E
2007E
2008E
2009E
2010E
2011E

- Healthcare costs $1.7 trillion per year (14% of GDP) and is projected to reach $2.8 trillion (17% GDP) by 2011.
- Waste and clinical errors consume $300 billion
- Over $100 billion costs due to adverse drug reactions. It is estimated there are over 7,000 deaths annually & over 1MM admitted to hospitals due to negative drug reactions.
- Aggressive legislation agenda: HIPPA, Prompt Pay, Medical Errors – small fraction automated today.
- 3+ billion prescriptions per year and increasing.
- Disparate Systems: Thousands of proprietary technologies in health plans, hospitals, labs, physician offices, nursing homes, government agencies and PBM's
- Adversarial relationship between providers and payers.

Challenges of the Current Prescribing System

- Growing number of prescription drugs
  - 500% increase in the past decade
  - 122 new FDA approved chemical compounds in the past 3 years
  - 17,000 trade and generic names marketed in North America
  - Up to 20 FDA posted safety changes per month
- Confusing nomenclature
- Increasing number of prescriptions being dispensed
- Increasing complexity of drug benefits and plan designs to manage drug trend

Challenges of the Current Prescribing System

- Illegible handwriting
- Incorrect patient insurance information *(e.g. patient not eligible)*
- Drug Utilization Review checks *(e.g. drug-drug interaction)*
- Drug coverage *(e.g. drug not covered, drug not on formulary)*
- Medical exceptions *(e.g. prior authorization)*

Products

Electronic Prescribing

- Real Time Formulary
- Drug to drug interaction checks
- Messaging and prompts
- Medication history


PHARMACY

Laboratory

- Orders
- Results
- Specimen tracking



cymedix

Device Agnostic



Desktop Browser



Pocket PC



BlackBerry



Palm Tungsten



Pocket PC Mobile Phone Edition

Distribution Channels



Elder Care

❖Nursing Homes	17,000
❖Assisted Living Facilities	33,000
❖Hospices	2,500

Problems

- ❖Rising Drug Costs
- ❖Nursing Shortages
- ❖State & Federal Regulations
- ❖Declining Quality of Care

Solutions

- ❖Third Party Formulary Compliance
- ❖Labor Cost Reductions and Efficiencies
- ❖Documentation Management
- ❖Quality Assurance

Distribution Channels



Pharmaceutical Industry

- 30 Companies
- 7 Billion in Detailing Costs

Problems

- Increased Marketing Costs
- Influencing Market Share
- Drug Sample Expenditures
- Inefficient Data Collection

Solutions

- Efficient E-Detailing
- Point of Care Messaging and Prompts
- Drug Sample Tracking
- Real Time Data Capture

Distribution Channels



PBMs and Health Plans

Problems	Solutions
❖Rising Drug Costs	❖Third Party Formulary Compliance
❖Operational Costs	❖Reduced Operational Costs
❖Limited Physician Interaction	❖Collaborative Electronic Communications
❖Outdated Irrelevant Data	❖Real Time Data

cymedix

Distribution Channels



Back Office

Partner/Acquire Web based claims or other back office administrative applications

Problems

- 50% of phone calls to staff are related to refills
- 50% of claims are paper
- Staff Turnover
- Overworked Staff

Solutions

- Desktop Web based application geared toward administrative staff
- Electronic Claims Submission
- Easy to use technologies
- Automation leads to increased productivity



Medix Goals Over The Next 12 Months …

Elder Care

- ❖ Regional pilots turn revenue producing
- ❖ 250 Homes Operational
- ❖ Revenue: $1,000-$3,000/month
- ❖ Developing Strategic Partnerships

Pharmaceutical Industry

- ❖ Completion of pilot project
- ❖ Strategic relationships developed
- ❖ Rollout product to targeted physician specialties
- ❖ Revenue: $300-$1,000/month/physician

Medix Goals Over The Next 12 Months …

PBMs and Health Plans

- Integration into RxHub
- Focus on regional deployment
- Develop new financial model
- Extend Product offerings
- 2,500-5,000 physicians @ $200/month/physician

Back Office

- Partner/Acquire Web based claims or other administrative applications
- Develop outbound telemarketing
- Deployment to reach 1500-4000 offices
- Revenue: $125K+/month